SHORT-TERM BANK LOANS (Tables)	12 Months Ended
Jun. 30, 2020
SHORT-TERM BANK LOANS
Schedule of Short-term Bank Loans

Short-term bank loans consisted of the following:

	June 30,	June 30,	June 30,
	2019	2020	2020
	RMB	RMB	U.S. Dollars
Bank of Nanjing (1)	¥2,500,000	¥2,500,000	$353,620
Beijing Rural Commercial Bank (2)	—	6,000,000	848,689
Industrial and Commercial Bank of China (3)	—	1,020,000	144,277
Total short-term bank loans	¥2,500,000	¥9,520,000	$1,346,586

(1)   On June 12, 2019, the Company entered into a loan agreement with Bank of Nanjing to borrow ¥2,500,000 as working capital for one year, with maturity date of June 10, 2020. The loan bears a fixed interest rate of 5.655% per annum. The loan was subsequently repaid in full upon maturity. On June 1, 2020, the Company entered into another loan agreement with Bank of Nanjing to borrow ¥2,500,000  ($353,620) as working capital for one year, with maturity date of May 21, 2021. The loan bears a fixed interest rate of 4.35% per annum. The loans are guaranteed by one of the founders of the Company.

(2)   On April 23, 2020, the Company entered into a loan agreement with Beijing Rural Commercial Bank to borrow ¥6,000,000  ($848,689) as working capital for one year. The Company made the withdraw in an amount of ¥6,000,000  ($848,689) on April 30, 2020, which will be due on April 29, 2021. The loan bears a fixed interest rate of 5.655% per annum. The loan is guaranteed by one of the founders of the Company and he also pledged self-owned housing property with carrying value of approximately RMB 15.6 million ($2,207,440) as collateral for this loan.

(3)   On May 22, 2020, the Company entered into a loan agreement with Industrial and Commercial Bank of China to borrow ¥1,020,000 ($144,277) as working capital for six months, with maturity date of November 18, 2020. The loan bears a fixed interest rate of 4.45% per annum.